Exhibit 99.1

1234567 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 through 7. For 0 Against 0 Abstain 0 1 To approve the Agreement and Plan of Merger and Reorganization, by and among OvaScience, Inc., Orion Merger Sub, Inc. and Millendo Therapeutics, Inc., as amended, and the transactions contemplated thereby, including the issuance of OvaScience common stock to Millendo stockholders in the merger. For 0 Against 0 Abstain 0 5 To approve, on an advisory basis, the golden parachute compensation that may be paid or become payable to OvaScience's named executive officers as a result of the merger. 0 0 0 0 0 0 2 To approve an amendment to the restated certificate of incorporation of OvaScience to effect a reverse stock split of OvaScience's common stock, at a ratio mutually agreed to by OvaScience and Millendo in the range of one new share for every 5 to 15 shares outstanding (or any number in between). 6 To approve the issuance of OvaScience common stock in a private placement financing (the "Post-Closing Financing") in accordance with Nasdaq Listing Rule 5635(a). 0 0 0 7 To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 or 2. 0 0 0 3 To approve an amendment to the restated certificate of incorporation of OvaScience to change the corporate name of OvaScience from "OvaScience, Inc." to "Millendo Therapeutics, Inc." To approve an amendment to the OvaScience 2012 Stock Incentive Plan to increase the total NOTE: The Proxies named herein are also authorized to transact such other business as may properly come before the stockholders at the Special Meeting or any adjournment or postponement thereof. 0 0 0 4 number of shares of OvaScience's common stock available for issuance by 671,000 shares, which number reflects an assumed reverse stock split ratio of 1:10. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000390631_1 R1.0.1.17 SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 3. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 3. Have your proxy card in hand when you call John Sample234567and then follow the instructions. 234567 VOTE BY MAIL provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL #  SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 OVASCIENCE, INC. 9 4TH AVENUE WALTHAM, MA 02451 ATTN: Jonathan Gillis Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com OVASCIENCE, INC. 2018 Special Meeting of Stockholders To be held Tuesday, December 4, 2018 at 10:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned, having received notice of the special meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints each of Christopher Kroeger, M.D., M.B.A. and Jonathan Gillis (each with full power of substitution), as Proxies of the undersigned, to attend the special meeting of stockholders of OvaScience to be held at 10:00 a.m. Eastern Time, on Tuesday, December 4, 2018, at The Westin Waltham Boston, 70 3rd Avenue, Waltham, Massachusetts 02451, and any adjourned or postponed session thereof, and there to vote and act as indicated upon the matters on the reverse side in respect to all shares of common stock which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. You can revoke your proxy at any time before it is voted at the special meeting (i) by submitting another properly completed proxy bearing a later date; (ii) by giving written notice of revocation to the Secretary of OvaScience; (iii) if you submitted a proxy through the Internet or telephone, by submitting a proxy again through the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility; or (iv) by voting in person at the special meeting. If you hold any of the shares of common stock in a fiduciary, custodial or joint capacities, this proxy is signed by you in every such capacity as well as individually. This proxy, when executed, will be voted in the manner directed herein. If you do not specify below how you want your shares to be voted, this proxy will be voted FOR all of the proposals in accordance with the recommendation of OvaScience's board of directors. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the special meeting or any adjournment(s) thereof. Please vote, date and sign on reverse side and return promptly in the enclosed pre-paid envelope. Your vote is important. Please vote immediately. Continued and to be signed on reverse side 0000390631_2 R1.0.1.17